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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                               February 10, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                             Phoenix Network, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                     0-17909                      84-0881154
----------------             ------------                -------------------
(State or other              (Commission                  (I.R.S. Employer
 jurisdiction of             File Number)                Identification No.)
 incorporation)



       13952 Denver West Parkway, Building 53, Golden, Colorado 80402
       --------------------------------------------------------------
                    (Address of principal executive offices)



                                 (303) 215-5500
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              (Registrant's telephone number, including area code)


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ITEM 5.          OTHER EVENTS.

                 On January 6, 1998, Phoenix Network, Inc. (the "COMPANY"), Qwest Communications International Inc. ("QWEST") and Qwest 1997-5 Acquisition Corp. ("QWEST SUBSIDIARY") entered into a definitive Agreement and Plan of Merger dated as of December 31, 1997. On January 29, 1998, the parties amended and restated such Agreement and Plan of Merger in order to (i) delete certain references to the shares of Series I Convertible Preferred Stock, par value $.001 per share, of the Company, all of which had been converted into shares of common stock, par value $.001 per share, of the Company ("COMPANY COMMON STOCK"), pursuant to their terms, and certain requirements relating thereto,
(ii) reflect the two-for-one stock split announced on January 20, 1998 by Qwest's Board of Directors, payable on February 24, 1998 as a dividend to the holders of record of common stock, par value $.01 per share, of Qwest, on February 2, 1998 and (iii) clarify the terms of the Merger Consideration (as defined in the Merger Agreement). On February 10, 1998, the parties further amended and restated such Agreement and Plan of Merger in its entirety pursuant to the Amended and Restated Agreement and Plan of Merger dated as of December 31, 1997 (the "MERGER AGREEMENT"), to further clarify the terms of the Merger Consideration and to add certain covenants and closing conditions relating to dissenting stockholders of the Company.

                 The Merger Agreement provides for a merger (the "MERGER") of Qwest Subsidiary with and into the Company with the Company being the surviving corporation. The Merger will result in the Company becoming a wholly-owned subsidiary of Qwest at the time that the Merger becomes effective under applicable laws. A copy of the Merger Agreement has been filed with the Securities and Exchange Commission by Qwest as Exhibit 2 to the Registration Statement on Form S-4 of Qwest declared effective February 12, 1998 (File No. 333-46145) and included as Exhibit A to the Proxy Statement/Prospectus included as part of such Registration Statement and is hereby incorporated by reference herein.












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ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)       Exhibits.

                           99.1 Amended and Restated Agreement and Plan of Merger dated as of December 31, 1997 among Phoenix Network, Inc., Qwest Communications International Inc. and Qwest 1997-5 Acquisition Corp.(1)

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(1) Filed as Exhibit 2 to the Registration Statement on Form S-4 of Qwest
Communications International Inc. declared effective on February 12, 1998 (File No. 333-46145) and included as Exhibit A to the Proxy Statement/Prospectus included as part of such Registration Statement and incorporated herein by reference.

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                 Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 19, 1998                     Phoenix Network, Inc.
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                                            By:   /s/ Wallace M. Hammond
                                               --------------------------------
                                               Wallace M. Hammond, President
                                                and Chief Executive Officer